UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)    November 30, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-6395                                            95-2119684
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(Commission File Number)                       (IRS Employer Identification No.)

             200 Flynn Road
        Camarillo, California                             93012-8790
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(Address of Principal Executive Offices)                  (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 30, 2006, the Registrant issued a press release announcing selected unaudited financial results for its third quarter of fiscal year 2007 that ended October 29, 2006. A copy of the press release is attached hereto as
Exhibit 99.1.

     The information contained in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Item 7.01. Regulation FD Disclosure

     On November 30, 2006, the Registrant announced that it would be unable to timely file its Form 10-Q for the fiscal quarter ended October 29, 2006 ("Third Quarter Form 10-Q"). This will cause another instance of noncompliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). The Registrant is working diligently to file all required reports, including the Third Quarter Form 10-Q, as quickly as possible and thereby regain compliance with Nasdaq's listing requirements, but it can provide no assurances that it will be able to do so.

     The press release issued by the Company on November 30, 2006 in connection with this matter is attached hereto as Exhibit 99.1 and contains forward looking statements, including with respect to its future performance, plans, and financial results.

     The information contained in this Item 7.01 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

        Exhibit 99.1    Press Release of the Company dated November 30, 2006

Forward-Looking and Cautionary Statements

     This report contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Forward-looking statements should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2006, in the Company's other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2006                         SEMTECH CORPORATION


                                                By:   /s/ Emeka Chukwu
                                                    ----------------------------
                                                    Emeka Chukwu
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number          Description of Document
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   99.1                 Press Release of the Company dated November 30, 2006